                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)           September 23, 2003
                                                 -------------------------------


                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


         1-4219                                             74-1339132
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(Commission File Number)                       (IRS Employer Identification No.)


100 Meridian Centre, Suite 350, Rochester, New York                14618
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(Address of Principal Executive Offices)                        (Zip Code)


(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On September 23, 2003, Zapata Corporation (the "Company") acquired 2,663,905 shares of common stock of Safety Components International Inc. (OTCBB:
"SAFY") in privately negotiated block purchases for $30.9 million, including brokerage commissions. Of these shares, the Company purchased 844,027 shares from Putnam Investment Management, LLC and certain affiliated funds at a price of $11.25 per share, 9,687 shares from Putnam Fiduciary Trust Company at $11.25 per share, 1,285,191 shares from Wayland Investments Fund, LLC at $11.75 per share and 525,000 shares from Jefferies & Company, Inc. at $11.75 per share. The purchase prices were determined through arms-length negations between the Company and the sellers.

      On September 29, 2003, the Company issued a press release announcing its purchase of the Safety Components International Inc. common stock. A copy of the press release is filed as exhibit 99.1 hereto and is hereby incorporated herein by reference. On September 29, 2003, the Company filed a Schedule 13D with respect to the common stock of Safety Components. The Schedule 13D is filed as exhibit 99.2 hereto and is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)-(b) The financial statements of Safety Components and the pro forma financial statements required to be filed with this Report are not available. The Company will file the required financial statements as an amendment to this Form 8-K as soon as practical but not later than 60 days after the date of the filing of this Report.

      (c) Exhibits.

Exhibit No.       Description
-----------       -----------
99.1              Press Release issued by Zapata Corporation dated September 29, 2003
99.2              Schedule 13D filed by Zapata Corporation in connection with its holdings in
                  Safety Components International, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ZAPATA CORPORATION


Date: September 29, 2003                 By:    /s/ Leonard DiSalvo
                                         Name:  Leonard DiSalvo
                                         Title: Vice President - Finance and CFO

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release issued by Zapata Corporation, dated September 29, 2003
99.2              Schedule 13D filed by Zapata Corporation in connection with its holdings in
                  Safety Components International, Inc.